SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Trikon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22501	95-4054321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ringland Way, Newport, Gwent NP18 2TA, United Kingdom
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 44-1633-414-000

__________________________________________________________
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

		99.1.	Press Release of Trikon Technologies, Inc. issued on July 24, 2003.

Item 9.	Regulation FD Disclosure

On July 24, 2003, Trikon Technologies issued a press release announcing its second quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC release No. 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003	TRIKON TECHNOLOGIES, INC.

	By:	/s/ Jihad Kiwan
Jihad Kiwan President and Chief Executive Officer